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                                                                    EXHIBIT 99.1

For Immediate Release:

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Contact:  Media:                   Investors:
         Maryanne Kane             Jack Blackstock
         (212) 424-1300            (212) 424-1344
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         TYCO CAPITAL ANNOUNCES INITIATIVES TO PREPARE FOR INDEPENDENCE
--COMPANY TO ESTABLISH NEW FUNDING VEHICLES, INSTITUTE ENHANCED INDENTURES, AND
                           RETURN TO THE CIT BRAND--

    LIVINGSTON, NJ, FEBRUARY 4, 2002--Tyco Capital Corporation, the financial services subsidiary of Tyco International Ltd. (NYSE: TYC, LSE: TYI, BSX: TYC), announced several significant initiatives, in concert with Tyco International's announcement today to repurchase its commercial paper, designed to strengthen its financial position and prepare the company to serve its customers as an independent public company. Specifically, Tyco Capital is:

    - Establishing new securitization facilities that provide access to capital totaling approximately $3 billion. The proceeds will be used to reduce commercial paper borrowings. These facilities, together with Tyco Capital's existing $8.5 billion bank credit facilities, provide coverage significantly in excess of 100% of the company's outstanding commercial paper; and

    - Establishing a dealer group for the company's commercial paper program to enhance liquidity for the company's commercial paper investors; and

    - Amending all of its existing public debt indentures to include the following provisions:

       -- Prohibit extension of loans and payment of dividends to Tyco International;

       --  Restrict the purchase of assets from Tyco International; and

       --  Limit other intercompany arrangements; and

    - Accelerating the timetable for the full distribution to shareholders of the remainder of Tyco Capital to approximately 45 days following its initial public offering; and

    - Returning to its historical CIT brand and identity, a name associated with excellence in commercial finance since 1908.

    "These initiatives further reinforce our commitment to the company's various investor constituencies and significantly strengthen our financial position," said Albert R. Gamper, Jr., President and CEO of Tyco Capital. "Our conservative credit culture and diversified portfolio, along with our most recent quarterly financial results, underscore the company's solid fundamentals."

    The company plans to hold a fixed income investor conference call today, February 4, 2002 at 1:00 pm (EST). The call is open to the general public. The conference call is available at the following numbers:

       United States: 800-230-1059             International: 612-288-0318

    No confirmation or access code is required for the call. A replay of the call can be accessed 90 minutes after completion by calling: U.S. 800-475-6701 or International 320-365-3844, enter passcode 626734. The replay is available until midnight, February 11, 2002.

ABOUT TYCO CAPITAL

    The Tyco Capital family of companies are subsidiaries of Tyco
International Ltd. Tyco Capital is a leading, global source of financing and leasing capital and advisor for companies in more than 30 industries. Managing $50 billion in assets across a diversified portfolio, Tyco Capital empowers many of today's industry leaders and emerging businesses offering vendor, equipment, factoring, consumer, and
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structured financing capabilities. Tyco Capital operates in the United States and Canada with strategic locations in Europe, Latin and South America, and the Pacific Rim.

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    THIS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE
    PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO RISKS, UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. ACTUAL RESULTS MAY VARY MATERIALLY FROM THE EXPECTATIONS CONTAINED IN THE FORWARD-LOOKING STATEMENTS. ALL STATEMENTS CONTAINED IN THIS RELEASE THAT ARE NOT CLEARLY HISTORICAL IN NATURE ARE FORWARD-LOOKING, AND THE WORDS "ANTICIPATE," "BELIEVE," "EXPECT,"
    "ESTIMATE," "PLAN," AND SIMILAR EXPRESSIONS ARE GENERALLY INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS: ECONOMIC, BUSINESS, COMPETITIVE AND REGULATORY FACTORS AFFECTING TYCO'S AND TYCO CAPITAL'S BUSINESSES AND THE EXECUTION OF ITS PLAN; AND OTHER FACTORS DESCRIBED IN TYCO'S AND TYCO CAPITAL'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2001.